PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment
	December 31,
	2016	2017
Cost:
Computers and peripheral equipment	$9,607	$10,295
Office furniture and equipment	2,679	2,811
Leasehold improvements	7,142	7,779
Capitalized software	5,005	10,650

Total cost	24,433	31,535
Less: accumulated depreciation and amortization	(10,228)	(14,059)

Property and equipment, net	$14,205	$17,476